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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                 ______________

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                        PURSUANT TO SECTION 12(b) OR (g)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 ______________

                     ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                                36-4392754
(State of Incorporation or Organization) (I.R.S. Employer Identification Number)


                              2401 COMMERCE DRIVE
                          LIBERTYVILLE, ILLINOIS 40048
              (Address of principal executive offices) (Zip Code)

     If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

     If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

     Securities Act Registration Statement File Number to which this Form
Relates:
                                                            333-49568
                                                            ---------
                                                         (if applicable)

       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

                                      NONE
                     ______________________________________
                                (Title of Class)

       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                     COMMON STOCK, PAR VALUE $.01 PER SHARE
                     ______________________________________
                                (Title of Class)

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Item 1.  Description of Registrant's Securities to be Registered.

The information in the section captioned "Description of New Allscripts Capital Stock" in the Registrant's Registration Statement on Form S-4 (Registration No. 333-49568), filed with the Securities and Exchange Commission on November 8, 2000, as amended, is incorporated herein by reference.

Item 2.  Exhibits.

The following exhibits are filed as part of this Registration Statement:

     *1. Amended and Restated Certificate of Incorporation of Allscripts Healthcare Solutions, Inc. (formerly named Allscripts Holding, Inc.) (incorporated herein by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-4, Registration No. 333-49568).

     *2. Certificate of Amendment of Amended and Restated Certificate of Incorporation of Allscripts Healthcare Solutions, Inc. (formerly named Allscripts Holding, Inc.) (incorporated herein by reference to Exhibit
          3.3 to the Registrant's Registration Statement on Form S-4, Registration No. 333-49568).

     *3. Certificate of Amendment of Amended and Restated Certificate of Incorporation of Allscripts Healthcare Solutions, Inc. (formerly Allscripts Holding, Inc.) (incorporated by reference to Exhibit 3.4 to the Registrant's Registration Statement on Form S-4, Registration No. 333-49568).

     *4. Amended and Restated Bylaws of Allscripts Healthcare Solutions, Inc. (formerly named Allscripts Holding, Inc.), as currently in effect (incorporated herein by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-4, Registration No. 333-49568).

     *5. Form of Stock Rights and Restrictions Agreement by and between the Registrant (formerly named Allscripts Holding, Inc.) and IDX Systems Corporation (filed as Exhibit E to Exhibit 99.2 to Allscripts, Inc.'s Current Report on Form 8-K as filed on July 27, 2000, and incorporated herein by reference).

     *6. Voting Agreement and Irrevocable Proxy, dated July 13, 2000, between IDX Systems Corporation and Allscripts, Inc. (filed as Exhibit A-1 to
          Exhibit 99.2 to Allscripts, Inc.'s Current Report on Form 8-K as filed on July 27, 2000, and incorporated herein by reference).

     *7. Voting Agreement and Irrevocable Proxy, dated July 13, 2000, between Pequot Private Equity Fund II, L.P., Allscripts, Inc. and IDX Systems Corporation (filed as Exhibit A-2 to Exhibit 99.2 to Allscripts, Inc.'s Current Report on Form 8-K as filed on July 27, 2000, and incorporated herein by reference).

     *8. Voting Agreement and Irrevocable Proxy, dated July 13, 2000, between Morgan Stanley Venture Partners III, L.P., Morgan Stanley Venture Investors III, L.P., Morgan Stanley Venture Partners Entrepreneur Fund, L.P. and Channelhealth Incorporated (filed as Exhibit B-1 to
          Exhibit 99.2 to Allscripts, Inc.'s Current Report on Form 8-K as filed on July 27, 2000, and incorporated herein by reference).

     *9. Voting Agreement and Irrevocable Proxy, dated July 13, 2000, between Liberty Partners Holdings 6, L.L.C. and Channelhealth Incorporated (filed as Exhibit B-2 to Exhibit 99.2 to Allscripts, Inc.'s Current Report on Form 8-K as filed on July 27, 2000, and incorporated herein by reference).

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* Incorporated by reference as indicated pursuant to Rule 12b-32.

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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                            ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

                              By:    /s/  David B. Mullen
                                     ---------------------------------------
                              Name:  David B. Mullen
                                     President
Date:  December 1, 2000